053525
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                            [LOGO] CELERITY SOLUTIONS

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     NUMBER                                                           SHARES
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     CS
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                            CELERITY SOLUTIONS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                   CUSIP 15100P 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

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This Certifies that



is the owner of
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                              CERTIFICATE OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.10 EACH OF

CELERITY SOLUTIONS, INC. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile of its duly authorized officers.

Dated:

                       [SEAL OF CELERITY SOLUTIONS, INC.]

          /s/ Edward Terino                            /s/ [ILLEGIBLE]

   Chief Financial Officer                         Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, N.Y.)
               TRANSFER AGENT AND REGISTRAR
BY
                    AUTHORIZED SIGNATURE


(C) SECURITY-COLUMBIAN   UNITED STATES BANKNOTE COMPANY 1960

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     The Corporation  will furnish to any  shareholder  upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of the Common Stock and the Preferred Stock, the variations in the relative rights and preferences between the shares of each series of the Preferred Stock so far as the same may have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

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     KEEP THIS  CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,  STOLEN OR DESTROYED
THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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     The following  abbreviations,  when used in the  inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:
     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with the right of survivorship and not as tenants in common
     UNIF TRANS MIN ACT - _________ Custodian _________ under Uniform Transfers
                           (Cust)              (Minor)

                          to Minors Act _________
                                         (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________



                              __________________________________________________
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:      __________________________________________________
                              THE  SIGNATURE(S)   SHOULD  BE  GUARANTEED  BY  AN
                              ELIGIBLE     GUARANTOR     INSTITUTION     (BANKS,
                              STOCKBROKERS,  SAVINGS AND LOAN  ASSOCIATIONS  AND
                              CREDIT  UNIONS  WITH  MEMBERSHIP  IN  AN  APPROVED
                              SIGNATURE GUARANTEE  MEDALLION PROGRAM),  PURSUANT
                              TO S.E.C. RULE 17Ad-15.